UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2006
EMC CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

176 South Street, Hopkinton, MA	01748

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (508) 435-1000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-100 Instance Document
EX-100 Schema
EX-100 Schema Supplement
EX-100 Calculation Linkbase
EX-100 Labels Linkbase
EX-100 Presentation Linkbase

Item 8.01. Other Events
     Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006, filed on November 6, 2006, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at September 30, 2006 and December 31, 2005, (ii) the Consolidated Income Statements for the three and nine months ended September 30, 2006 and 2005, (iii) the Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 and (iv) the Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2006 and 2005. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of EMC Corporation. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.
     The information in this Form 8-K and the Exhibit 100 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     100 The following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006, filed on November 6, 2006, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at September 30, 2006 and December 31, 2005, (ii) the Consolidated Income Statements for the three and nine months ended September 30, 2006 and 2005, (iii) the Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 and (iv) the Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ David I. Goulden

David I. Goulden
Executive Vice President and
Chief Financial Officer
Date: December 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

100	The following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006, filed on November 6, 2006, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at September 30, 2006 and December 31, 2005, (ii) the Consolidated Income Statements for the three and nine months ended September 30, 2006 and 2005, (iii) the Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005 and (iv) the Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2006 and 2005.